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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

      Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file the Schedule 13D/A dated July 19, 2001 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of Impax Laboratories, Inc. Such joint filings may be executed by one or more of us on behalf of each of the undersigned. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Dated:  July 19, 2001

                   FLEMING US DISCOVERY FUND III, L.P.

                   By: Fleming US Discovery Partners, L.P., its general partner
                       By: Fleming US Discovery, LLC, its general partner

                           By:  /s/ Robert L. Burr
                                -----------------------------------------------
                                Robert L. Burr, Member

                   FLEMING US DISCOVERY OFFSHORE FUND III, L.P.

                   By: Fleming US Discovery Partners, L.P, its general partner
                       By: Fleming US Discovery, LLC, its general partner

                           By:  /s/ Robert L. Burr
                                ----------------------------------------
                                Robert L. Burr, Member

                   FLEMING US DISCOVERY PARTNERS, L.P.

                   By: Fleming US Discovery, LLC, its general partner

                           By:  /s/ Robert L. Burr
                                ----------------------------------------
                                Robert L. Burr, Member

                   FLEMING US DISCOVERY, LLC

                   By:  /s/ Robert L. Burr
                        ------------------------------------------------
                        Robert L. Burr, Member

                   ROBERT FLEMING INC.

                   By:  /s/ Christopher M.V. Jones
                        ------------------------------------------------
                        Christopher M.V. Jones, Director

                   J.P. MORGAN CHASE & CO.

                   By:  /s/ Susan S. Spagnola
                        ------------------------------------------------
                        Susan S. Spagnola, Assistant Corporate Secretary